BANK AND OTHER BORROWINGS - Schedule of Maturities of Long-Term and Other Debt (Details) - Dec. 31, 2024 - Long-term bank and other borrowings ¥ in Thousands, $ in Thousands	CNY (¥)	USD ($)
Derivative liability
Within one year	¥ 383,016	$ 52,473
Between one and two years	644,769	88,333
Between two and three years	396,977	54,386
Between three and four years	621,127	85,094
Above four years	1,030,820	141,221
Total	¥ 3,076,709	$ 421,507